                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING
                           8% SENIOR NOTES DUE 2008
                              IN EXCHANGE FOR NEW
                       8% SERIES B SENIOR NOTES DUE 2008

                                       OF

                         P&L COAL HOLDINGS CORPORATION

     Registered holders of outstanding 8% Senior Notes due 2008 (the "Old
Senior Notes") who wish to tender their Old Senior Notes in exchange for a like principal amount of new 8% Series B Senior Notes due 2007 (the "Exchange
Notes") and whose Old Senior Notes are not immediately available or who cannot deliver their Old Senior Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Senior Exchange Offer--Procedure for Tendering Old Senior Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY
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     By Hand/Overnight Courier:                     By Mail:

 State Street Bank and Trust Company   State Street Bank and Trust Company
            P. O. Box 778                    Two International Place
     Boston, Massachusetts 02102           Boston, Massachusetts 02110
 Attn.:  Corporate Trust Department    Attn.:  Corporate Trust Department
            Kellie Mullen                         Kellie Mullen
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                       By Facsimile: (617) 664-5314

                    Attn.: Corporate Trust Department
                        Telephone:  (617) 664-5587
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Exchange Agent the principal amount of Old Senior Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ______ __, 1998 of P&L Coal Holdings Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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                               Name and address of      Certificate Number(s)
                             registered holder as it     of Old Senior Notes
                            appears on the Old Senior   Tendered (or Account    Principal Amount
                                      Notes             Number at Book-Entry   of Old Senior Notes
 Name of Tendering Holder         (Please Print)             Facility)              Tendered
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                                   SIGN HERE

Name of Registered or Acting Holder:___________________________________________

Signature(s):__________________________________________________________________

Name(s) (please print):________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________

Telephone Number:______________________________________________________________

Date:__________________________________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Senior Notes (or a confirmation of book-entry transfer of such Old Senior Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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Name of Firm:_____________________
                                        ______________________________________
                                        (Authorized Signature)
Address:__________________________
                                        Title:________________________________
__________________________________
                        (Zip Code)      Name:_________________________________
                                               (Please type or print)
Area Code and Telephone No.:

__________________________________      Date:_________________________________

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          NOTE: DO NOT SEND OLD SENIOR NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD SENIOR NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.